Exhibit 10.1

MODIFICATION AND LOAN ASSUMPTION AGREEMENT

This Modification and Loan Assumption Agreement (the “Agreement”) is made as of January 24, 2014, by and among RIF I – DON JULIAN, LLC, a California limited liability company (“RIF I – Don Julian, LLC”), RIF I – LEWIS ROAD, LLC, a California limited liability company (“RIF I – Lewis Road, LLC”), RIF I – OXNARD, LLC, a California limited liability company (“RIF I – Oxnard, LLC”), RIF I – WALNUT, LLC, a California limited liability company (“RIF I – Walnut, LLC”), REXFORD BUSINESS CENTER – FULLERTON, LLC, a California limited liability company (“Rexford Business Center – Fullerton, LLC”), RIF II – KAISER, LLC, a California limited liability company (“RIF II – Kaiser, LLC”), and RIF III – IRWINDALE, LLC, a California limited liability company (“RIF III – Irwindale, LLC”) (individually and collectively, jointly and severally, “Original Borrower”), REXFORD INDUSTRIAL – MADERA INDUSTRIAL, LLC, a Delaware limited liability company (“Additional Borrower”) and BANK OF AMERICA, N.A., a national banking association.

Factual Background

A. Pursuant to a Term Loan Agreement dated as of July 24, 2013, (the “Loan Agreement”), Lender agreed to make a term loan (the “Loan”) to Borrower. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.

B. The Loan is evidenced by a Promissory Note dated as of July 24, 2013, made payable to Lender in the stated principal amount of $60,000,000 (the “Note”) made payable by Borrower to the order of Lender.

C. The Note is secured by the six Deeds of Trust, Assignments of Rents and Leases, Security Agreements and Fixture Filings described in the Loan Agreement and dated of even therewith.

D. In connection with the Loan, (i) Rexford Industrial Realty, Inc., a Maryland corporation (“Guarantor”) executed a Guaranty Agreement of even date of the Loan Agreement whereby Guarantor guaranteed certain of the obligations of Borrower under the Loan Documents, and (ii) Guarantor and each Borrower executed an unsecured Environmental Indemnification and Release Agreement (the “Environmental Agreement”) with respect to the real properties owned by Original Borrower and more particularly described therein.

E. As used herein, the term “Loan Documents” means the Loan Agreement, the Note, each of the Mortgages, the Guaranty and any other documents executed in connection with the Loan, including those which evidence, guarantee, secure or modify the Loan, as any or all of them may have been amended to date. The Loan Documents, however, do not include the Environmental Agreement. This Agreement is a Loan Document.

F. As of the date of this Agreement, the outstanding principal balance of the Loan is $60,000,000.00, and no funds remain available to be advanced thereunder.

G. Pursuant to Section 2.7 of the Loan Agreement, Borrower may from time-to-time request that Lender accept substitute real property collateral in place of all or a portion of the Property then encumbered by the Mortgage. Borrower and Additional Borrower have requested that Lender accept the substitution of the Rexford Industrial – Madera Property (defined below) in place of the RIF II—Kaiser Property as collateral for the Loan, that Additional Borrower become a new borrower of the Loan and that RIF II – Kaiser, LLC be released as a borrower of the Loan (“Lender’s Consent”), and Lender has agreed to the foregoing on the basis of the other undertakings of the parties and other conditions set forth herein.

Agreement

Therefore, Lender, Original Borrower and Additional Borrower each agree as follows:

1. Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.

2. Reaffirmation of Loan. Each Borrower (other than RIF II – Kaiser, LLC) reaffirms all of its obligations under the Loan Documents, and each Original Borrower (including RIF II – Kaiser, LLC) acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Note or any other Loan Document. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the lien of any of the Mortgages. The execution and delivery of this Agreement shall not constitute a novation of the Loan

3. Assumption. Additional Borrower, effective as of the Effective Date (defined below) (a) assumes and agrees to pay when due all sums due or to become due or owing under the Note and the other Loan Documents, (b) assumes and agrees to faithfully perform each and every of the obligations of Original Borrower under and be bound by all of the provisions of the Loan Documents whenever and however arising, (c) and assumes all liabilities of Original Borrower under the Note and the Loan Agreement and joins in and makes all of the representations, warranties, agreements and waivers of Original Borrower under the Note and the Loan Agreement as if Additional Borrower had been an original signatory thereto. The execution of this Agreement by Additional Borrower shall be deemed its execution of the Note and the Loan Agreement.

4. Release and Reconveyance. Additional Borrower’s assumption of the obligations of Original Borrower as set forth in Section 3 above shall not operate to release, extinguish, impair, modify or otherwise affect the obligations of any Original Borrower under the Loan Documents; provided, however, that effective as of the Effective Date (defined below) all obligations of RIF II – Kaiser, LLC under the Loan Documents executed by it shall terminate as and to the same extent as if the Loan had been repaid in full on the Effective Date. Provided that all of the conditions precedent to Lender’s obligations hereunder as set forth in Section 6 are satisfied or waived by Lender on or before January 31, 2014, Lender shall cause the RIF II – Kaiser Mortgage to be reconveyed without payment or demand.

5. Modification of Loan Documents.

(a) Section 2.7 of the Loan Agreement is amended by adding the following paragraph at the end thereof:

“If Borrower requests a substitution of real property collateral pursuant to this Section 2.7, the provisions of Section 2.6 shall not apply to such substitution, and Lender shall reconvey the lien of the applicable Mortgage upon Borrower’s satisfaction of all of the requirements of this Section 2.7 set forth above provided that (i) no Default or Event of Default under the Loan Documents on either the date Borrower requests such substitution or the date the Mortgage is to be released, and (ii) Borrower pays Lender all of Lender’s reasonable costs and expenses relating to the reconveyance, including Lender’s attorneys’ fees, appraisal fees, engineering fees, title fees and Trustee’s attorneys’ fees. Upon the reconveyance of a Mortgage pursuant to this Section 2.7, the obligations of the Grantor named therein under the Loan Documents shall terminate as and to the same extent as said obligations would terminate upon the full repayment of the Loan.”

(b) Section 3.15 of the Loan Agreement is amended by adding the following at the end thereof:

“(xiii) that certain “Phase I Environmental Site Assessment for Office/Warehouse Property, 2900 and 2950 North Madera Road, Simi Valley, California 93065” dated October 28, 2013 prepared by ADR Environmental Group, Inc.

(xiv) that certain “Report Structural Overview and Seismic Risk Assessment Existing Office and Warehouse Buildings 2900 and 2950 Madera Road, Simi Valley, California” dated November 6, 2013 prepared by Coffman Engineers.”

(c) The following definitions are added to Schedule 1 of the Loan Agreement in the correct alphabetical order:

“Rexford Industrial—Madera” means Rexford Industrial – Madera Industrial, LLC, a Delaware limited liability company.

“Rexford Industrial – Madera Mortgage” means the Deed of Trust, Assignment, Security Agreement and Fixture Filing dated as of January 24, 2014, given by Rexford Industrial – Madera to Lender to secure the Obligations, except for Obligations arising out of the Environmental Agreement, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.

“Rexford Industrial – Madera Property” means the real and personal property conveyed and encumbered by the Rexford Industrial – Madera Mortgage.

“Third Party Swap Contract” means any agreement, whether or not in writing, relating to any Third Party Swap Transaction, including, unless the context otherwise clearly requires, any agreement or contract that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute, and CFTC Regulation 1.3(xxx), any form of master agreement (the “Master Agreement”) published by the International Swaps and Derivatives Association, Inc., and any other master agreement, entered into prior to the date hereof or any time after the date hereof, between a Third Party Swap Counterparty and Borrower (or its Affiliate), together with any related schedule and confirmation, as amended, supplemented, superseded or replaced from time to time.

“Third Party Swap Counterparty” means a party other than Lender or an Affiliate of Lender, in its capacity as counterparty under any Third Party Swap Contract.

“Third Party Swap Transaction” means any transaction that is a rate swap, basis swap transaction, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond option, note or bill option, interest rate option, forward foreign exchange transaction, cap transaction, spot or floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, swap option, currency option, credit swap or default transaction, T-lock, or any other similar transaction relating to the Loan (including any option to enter into the foregoing) or any combination of the foregoing, entered into prior to the date hereof or anytime after the date hereof between a Third Party Swap Counterparty and Borrower (or its Affiliate).”

(d) Clause (e) of the definition of “Allocated Loan Amount” set forth in Schedule 1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“(e) with respect to the Rexford Industrial – Madera Property, Eight Million Three Hundred Five Thousand Dollars ($8,305,000), and”

(e) The definition of “Environmental Agreement” set forth in Schedule 1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Environmental Agreement” means, individually and collectively, (i) the Environmental Indemnification and Release Agreement dated as of July 24, 2013, by and between Borrower and Lender pertaining to the Property (other than the Rexford Industrial – Madera Property), and, (ii) the Environmental Indemnification and Release Agreement dated as of January 24, 2014, by and between Borrower and Lender pertaining to the Rexford Industrial – Madera Property, as either or both may from time to time be extended, amended, restated or otherwise modified. The Environmental Agreement is unsecured.”

(f) The definition of “Improvements” set forth in Schedule 1 of the Loan Agreement is deleted in its entirety and replaced with the following:

“Improvements” means all on-site and off-site improvements to the Land, including a 241,248 square foot warehouse/distribution building situated on the Land encumbered by the RIF I – Don Julian Mortgage, a 215,128 square foot warehouse/distribution building situated on the on the Land encumbered by the RIF I – Lewis Road Mortgage, a 69,891 square foot warehouse/distribution building situated on the on the Land encumbered by the RIF I – Oxnard Mortgage, a 161,286 square foot warehouse/distribution building situated on the on the Land encumbered by the RIF I – Walnut Mortgage, a 136,065 square foot warehouse/distribution building situated on the on the Land encumbered by the Rexford Industrial – Madera Mortgage, and a 76,000 square foot light manufacturing/flex building situated on the on the Land encumbered by the RIF III – Irwindale Mortgage, together with all fixtures, tenant improvements and appurtenances now or later to be located on the Land and/or in such improvements.”

(g) The definitions of “RIF II—Kaiser”, “RIF II – Kaiser Mortgage” and “RIF II – Kaiser Property” set forth in Schedule 1 of the Loan Agreement are deleted in their entirety.

(h) All references in the Loan Documents to RIF II—Kaiser, LLC, a California limited liability company or to RIF II – Kaiser, LLC are amended to mean and refer to Rexford Industrial – Madera Industrial, LLC, a Delaware limited liability company, or Rexford Industrial – Madera, respectively.

(i) All references to the RIF II—Kaiser Mortgage are amended to mean and refer to Rexford Industrial – Madera Mortgage.

(j) All references to the RIF II—Kaiser Property (other than in the Environmental Agreement dated as of July 24, 2013 are amended to mean and refer to the Rexford Industrial – Madera Property.

(k) Section 1 of Schedule 4 of the Loan Agreement is deleted in its entirety and replaced with the following:

“1. Representations and Warranties of Borrower Regarding Leases.

Borrower represents and warrants that Borrower has delivered to Lender Borrower’s standard form of tenant lease and a true and correct copy of all Leases and any guaranty(ies) thereof, affecting any part of the Improvements, together with an accurate and complete rent roll for the Property, and no such Lease or guaranty contains any option or right of first refusal to purchase all or any portion of the Property or any present or future interest therein.”

(l) Exhibit A to Schedule 4 of the Loan Agreement is deleted in its entirety and replaced with Exhibit A attached hereto, and all references in the Loan Agreement to said Exhibit A are amended to mean and refer to Exhibit A to this Agreement.

(m) A new Section 3A, reading as follows, is added to the Note:

“Section 3A. Interest Rate On Principal Debt When Swap Contract or Third Party Swap Contract is in Effect.

(a) LIBOR Rate. Except as provided in Sections 3A(c) and 3A(d) below, at any time when a Swap Contract or a Third Party Swap Contract is in effect with respect to the outstanding principal balance of this Note at the time in question (the “Principal Debt”) (but only at such times), the provisions of this Section 3A shall apply and the Principal Debt from day to day outstanding and which is not past due shall bear interest at a rate per annum equal to the LIBOR Rate for the applicable Interest Period, as those terms are defined below.

(b) Computations and Determinations. All interest shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed. Lender shall determine each interest rate applicable to the Principal Debt in accordance with this Note and its determination thereof shall be conclusive in the absence of manifest error. The books and records of Lender shall be conclusive evidence, in the absence of manifest error, of all sums owing to Lender from time to time under this Note, but the failure to record any such information shall not limit or affect the obligations of Borrower under the Loan Documents. Lender neither warrants, nor accepts responsibility, nor shall Lender have any liability with respect to the admission, submission or any other matter related to the rates in the definitions of “LIBOR Rate” or with respect to any comparable or successor rate thereto.

(c) Illegality. If Lender determines that for any reason, any Law has made it unlawful, or that any Governmental Authority (as defined in Section 7) has asserted that it is unlawful, for Lender to make, maintain or fund loans whose interest is determined by reference to LIBOR, or to determine or charge interest rates based upon LIBOR, or any Governmental Authority has imposed material restrictions on the authority of Lender to purchase or sell, or to take deposits of, U.S. Dollars in the London interbank eurodollar market, then, on notice thereof by Lender to Borrower, any obligation of Lender to provide the Floating Rate shall be suspended, until Lender notifies Borrower that the circumstances giving rise to such determination no longer exist. During the period of any such suspension, the unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the Alternative Rate (as defined in Section 3 above) for that day plus ninety (90) basis points per annum.

(d) Inability to Determine Rates. If (i) U.S. Dollar deposits are not being offered to banks in the London interbank eurodollar market in the amount of the Principal Debt for a one-month Interest Period (“Impacted Principal”), (ii) adequate and reasonable means do not exist for determining the LIBOR Rate for any such amount or for a one-month Interest Period, or (iii) the LIBOR Rate will not adequately and fairly reflect the cost to Lender of funding or maintaining the applicable LIBOR Rate Principal, Lender will promptly so notify Borrower. Thereafter, the obligation of Lender to apply the LIBOR Rate and to maintain LIBOR Rate Principal shall be suspended until the circumstances described in the immediately preceding sentence no longer exist. During the period of such suspension, interest shall accrue and be payable on the LIBOR Rate Principal at a fluctuating rate of interest equal to the Alternative Rate for that day plus ninety (90) basis points. Notwithstanding the foregoing, if the circumstances described in clause (i) of this Section 3A(d) exist and Borrower shall so request, Lender and Borrower shall negotiate in good faith to amend the definition of “LIBOR Rate” and other applicable provisions to preserve the original intent thereof in light of such change; provided that until so amended, such Impacted Principal will be handled as otherwise provided pursuant to this Section.

(e) Additional Defined Terms. In addition to other terms defined herein, in this Section 3A, the following terms shall have the meanings indicated, unless the context otherwise requires:

“Adjusted LIBOR Rate” means the quotient obtained by dividing (a) the applicable LIBOR Rate by (b) 1.00 minus the LIBOR Reserve Percentage.

“Indebtedness” means any and all of the indebtedness to lender evidenced, governed or secured by or arising under this Notre or any other Loan Document.

“Interest Period” means the period commencing on the date the Principal Debt is disbursed or converted into or continued at the LIBOR Rate and ending on the date one (1) month thereafter; provided that:

(i) Each Interest Period must commence on a LIBOR Business Day;

(ii) In the case of the continuation of the Principal Debt at the LIBOR Rate, the Interest Period shall commence on the last day of the preceding Interest Period;

(iii) The last day for each Interest Period and the actual number of days during the Interest Period shall be determined by Lender using the practices of the London interbank eurodollar market; and

(iv) No Interest Period shall extend beyond the Maturity Date, and any Interest Period which begins before the Maturity Date and would otherwise end after the Maturity Date shall instead end on the Maturity Date.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“LIBOR” means the London Interbank Offered Rate.

“LIBOR Business Day” means a Business Day which is also a London Banking Day.

“LIBOR Margin” means one hundred ninety (190) basis points per annum.

“LIBOR Rate” means for any applicable Interest Period, a simple rate per annum equal to the sum of the LIBOR Margin plus the Adjusted LIBOR Rate.

“LIBOR Rate Principal” means any portion of the Principal Debt which bears interest at an applicable LIBOR Rate at the time in question.

“LIBOR Reserve Percentage” means, with respect to any applicable Interest Period, for any day that percentage (expressed as a decimal, carried out to five decimal places) which is in effect on such day, under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including marginal, emergency, supplemental, special and other reserves) applicable to member banks of the Federal Reserve System, in respect of “Eurocurrency liabilities” (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Rate Principal is determined), whether or not Lender has any Eurocurrency liabilities or such requirement otherwise in fact applies to Lender. The LIBOR Rate shall be adjusted automatically as of the effective date of each change in the LIBOR Reserve Percentage.

“London Banking Day” means any day on which dealings in U.S. Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Note” means this promissory note, and any renewals, extensions, amendments or supplements hereof.

(f) Prepayment.

(i) Borrower may prepay the principal balance of this Note, in full at any time or in part from time to time, without fee, premium or penalty except as otherwise expressly provided to the contrary herein, provided that: (i) Lender shall have actually received from Borrower prior irrevocable written notice (the “Prepayment Notice”) of Borrower’s intent to prepay, the amount of principal which will be prepaid (the “Prepaid Principal”), and the date on which the prepayment will be made; (ii) each prepayment shall be in the amount of $1,000 or a larger integral multiple of $1,000 (unless the prepayment retires the outstanding balance of this Note in full); and (iii) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Lender under the Loan Documents on or before the date of prepayment but have not been paid; and (iv) no portion of LIBOR Rate Principal may be prepaid except on the last day of the Interest Period applicable thereto, unless Borrower pays to Lender any Consequential Loss as a result thereof, in accordance with Section 3.2(f)(ii) below. Lender may specify the manner and order in which such prepayment is to be applied to the Indebtedness. If this Note is prepaid in full, any commitment of Lender for further advances shall automatically terminate.

(ii) Within fifteen (15) days after request by Lender (or at the time of any prepayment), Borrower shall pay to Lender such amount or amounts as will compensate Lender for any loss, cost, expense, penalty, claim or liability, including any loss incurred in obtaining, prepaying, liquidating or employing deposits or other funds from third parties and any loss of revenue, profit or yield, as determined by Lender in its judgment reasonably exercised (together, “Consequential Loss”) incurred by Lender with respect to any LIBOR Rate as a result of: (i) the failure of Borrower to make any payment on the date or in the amount specified in any Prepayment Notice from Borrower to Lender; (ii) the failure of Borrower to borrow or continue at, or convert to, the LIBOR Rate on the required date; (iii) the early termination of any Interest Period for any reason; or (iv) the payment or prepayment of any amount on a date other than the date such amount is required or permitted to be paid or prepaid. Borrower agrees to pay all Consequential Loss upon any prepayment of LIBOR Rate Principal, whether voluntary or involuntary, whether effected by a credit bid at foreclosure, or whether by reason of acceleration upon an Event of Default or upon any transfer or conveyance of any right, title or interest in the Property giving Lender the right to accelerate the maturity of this Note as provided in the Mortgage. Notwithstanding the foregoing, the amount of the Consequential Loss shall never be less than zero or greater than is permitted by applicable Law. Lender shall provide a notice to Borrower setting forth Lender’s determination of any Consequential Loss, which notice shall be conclusive and binding in the absence of manifest error. Lender reserves the right to provide interim calculations of such Consequential Loss in any notice of default or notice of sale for informational purposes, but the exact amount of such Consequential Loss shall be calculated only upon the actual prepayment of LIBOR Rate Principal as described herein. The Consequential Loss shall be included in the total indebtedness secured by the Mortgage for all purposes, including in connection with a foreclosure sale. Lender may include the amount of the Consequential Loss in any credit bid Lender may make at a foreclosure sale. Lender shall have no obligation to purchase, sell and/or match funds in connection with the funding or maintaining of the Loan or any portion thereof. The obligations of Borrower under this Section shall survive any termination of the Loan Documents and payment of this Note and shall not be waived by any delay by Lender in seeking such compensation.

(iii) By its signature below, Borrower waives any right under California Civil Code Section 2954.10 or otherwise to prepay the Loan, in whole or in part, without payment of any and all Consequential Loss as described above. Borrower acknowledges that prepayment of the Loan may result in Lender’s incurring additional losses, costs, expenses and liabilities, including lost revenues and lost profits. Borrower therefore agrees to pay any and all Consequential Loss if any LIBOR Rate Principal is prepaid, whether voluntarily or by reason of acceleration, including acceleration upon any transfer or conveyance of any right, title or interest in the Property giving Lender the right to accelerate the maturity of this Note as provided in the Mortgage. Borrower agrees that Lender’s willingness to offer the LIBOR Rate to Borrower is sufficient and independent consideration, given individual weight by Lender, for this waiver. Borrower understands that Lender would not offer the LIBOR Rate to Borrower absent this waiver.

/s/ Howard Schwimmer RIF I – DON JULIAN, LLC	/s/ Howard Schwimmer RIF I – LEWIS ROAD, LLC	/s/ Howard Schwimmer RIF I – OXNARD, LLC

/s/ Howard Schwimmer RIF I – WALNUT, LLC	/s/ Howard Schwimmer REXFORD BUSINESS CENTER – FULLERTON, LLC	/s/ Howard Schwimmer RIF III – IRWINDALE, LLC

/s/ Howard Schwimmer REXFORD INDUSTRIAL – MADERA INDUSTRIAL, LLC		/s/ Susan E.H. Haigh BANK OF AMERICA, N.A

6. Conditions Precedent. The following are conditions precedent to the Lender’s Consent under this Agreement. The “Effective Date” of this Agreement shall be the date when all of the following conditions precedent have been met to Lender’s satisfaction.

(a) Receipt and approval by Lender of the fully executed originals of this Agreement, an Allonge to the Note from Additional Borrower, the Rexford Industrial – Madera Mortgage, an Environmental Indemnification and Release Agreement from Borrower with respect to the Madera Property, and Guarantor, and an Amendment to Deed of Trust (each, an “Amendment to Mortgage”) with respect to each of the existing Mortgages.

(b) Recordation of the Rexford Industrial – Madera Mortgage in the Official Records of Ventura County, California, and receipt, and recordation if requested by Lender, of any other documents and agreements which are required pursuant to this Agreement or which Lender has requested pursuant to this Agreement, in form and content acceptable to Lender.

(c) Recordation of each Amendment to Mortgage in the Official Records of County in which the Property affected thereby is located and receipt by Lender, upon the recordation of each such Amendment to Mortgage, a binding commitment from the title insurer who issued Lender’s title insurance policy with respect thereto to issue such title insurance endorsements thereto as Lender may require.

(d) Recordation of a Subordination, Non-Disturbance and Attornment Agreement with Kingsbridge International Inc., a Nevada corporation, with respect to the Rexford Industrial – Madera Property.

(e) Receipt by Lender of a Reaffirmation of Guaranty from Guarantor.

(f) Additional Borrower shall have provided to Lender the following items with respect to the Rexford Industrial – Madera Property and Lender shall have approved the same in all respects:

(i) A current title report or commitment for the Rexford Industrial – Madera Property issued by a title company and insurer acceptable to Lender, together with legible copies of all exceptions shown therein.

(ii) Evidence satisfactory to Lender that all real property taxes, assessments, water, sewer or other charges levied or assessed against the Rexford Industrial – Madera Property have been paid in full.

(iii) Satisfactory insurance with respect to the Rexford Industrial – Madera Property, which shall be in form and substance acceptable to Lender.

(iv) No Event of Default or Default under any of the Loan Documents shall exist and be continuing as of the date hereof.

(v) All of the representations and warranties set forth in the Loan Documents shall be true and correct, as made by Additional Borrower, in all material respects as of the effective date hereof.

(vi) No material adverse change shall have occurred in the financial condition or operation of Borrower or Guarantor.

(vii) Lender shall have received, upon the recordation of the Rexford Industrial – Madera Mortgage, a binding commitment from a title insurer acceptable to Lender to issue an ATLA lender’s policy of title insurance with regard to the Rexford Industrial – Madera Property as Lender may require.

(viii) Borrower’s reimbursement of Lender’s costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including charges for title insurance (including endorsements), recording, filing and escrow charges, fees for appraisal, architectural and engineering review, construction services and environmental services, mortgage taxes, legal fees and expenses of Lender’s counsel, and any other reasonable fees and costs for services regardless of whether such services are furnished by Lender’s employees or agents or independent contractors.

(ix) Such formation and organizational documents, certificates and resolutions with respect to Additional Borrower and such other parties as Lender may reasonably require.

7. Consents. Original Borrower and Additional Borrower each represent and warrant to Lender, for the benefit of Lender, that each Original Borrower and Additional Borrower has obtained any consents to the above referenced assignments and transfers which may be required by any agreement to which it is a party.

8. Knowledge of Loan Documents. Each Original Borrower and Additional Borrower hereby represent and warrant that Additional Borrower has personal knowledge of all terms and conditions of the Loan Documents, and further agree that Lender has no obligation or duty to provide any information to Additional Borrower regarding the terms and conditions of the Loan Documents before the execution of this Agreement. Additional Borrower understands and acknowledges that, except as expressly provided herein or in the Loan Documents, Lender has not waived any right of Lender’s or obligation of Original Borrower under the Loan Documents, and Lender has not agreed to any modification or extension of any provision of any Loan Document except as set forth in Section 5. Additional Borrower agrees that all representations, agreements and warranties in the Loan Documents regarding Original Borrower, its status, authority, financial condition and business shall apply to Additional Borrower as though Additional Borrower had been the Original Borrower originally named in the Loan Documents.

9. No Defaults.

(a) Original Borrower, Guarantor and Additional Borrower hereby represent and warrant, that no Default, Event of Default, breach or failure of condition has occurred, or would exist with notice or the passage of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct in all material respects.

(b) Lender, to its actual knowledge, hereby represents and warrants that no Default, Event of Default, breach or failure of conditions has occurred.

10. Financial Information. In accordance with the applicable provisions of the Loan Documents and the Guaranty, Additional Borrower and Guarantor shall provide Lender with such financial or other information concerning their respective affairs and properties as Lender may reasonably request.

11. Borrowing Entity. Additional Borrower is a limited liability company duly organized under the laws of the State of Delaware. Additional Borrower is and will continue to be (a) duly organized, validly existing and in good standing under the laws of the State of Delaware, (b) authorized to do business and in good standing in each state in which the Property or any of Additional Borrower’s property is located, and (c) possessed of all requisite power and authority to carry on its business and to own and operate the Property. Additional Borrower will not cause or permit any change to be made in its name, identity (including its trade name or names), or limited liability company structure unless Additional Borrower shall have notified Lender in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action required by Lender for the purpose of further perfecting or protecting the lien and security interest of Lender in the Property. In addition, Additional Borrower shall not change its entity structure without first obtaining the prior written consent of Lender. Additional Borrower’s principal place of business and chief executive office, and the place where Additional Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording, including software, writings, plans, specifications and schematics concerning the Property, will continue to be Additional Borrower’s address for notices set forth below unless Additional Borrower notifies Lender of any change in writing at least 30 days prior to the date of such change. Additional Borrower’s organizational number, if any, assigned by the state of incorporation or organization is 5467742 Additional Borrower shall promptly notify Lender of any change in its organizational number.

12. Release of Lender.

(a) Original Borrower, Guarantor and Additional Borrower and each of them, for themselves and their predecessors, successors and assigns, hereby release, relinquish, discharge and waive any and all claims, demands, causes of action, suits, debts, costs, damages, judgments, expenses and any and all liabilities, whether known or unknown, that Original Borrower, Guarantor or Additional Borrower ever had or now has against Lender or any Lender or any of its officers, directors, employees, representatives, agents, attorneys, shareholders, partners, predecessors, affiliates, successors or assigns by reason of any dispute, cause or matter whatsoever arising out of, relating to, or in connection with the Loan, the Loan Documents, the original property or collateral for the Loan, this Agreement or the transactions contemplated hereby, including any claim that Lender (a) breached any obligation to Borrower and/or Guarantor in connection with the Loan, (b) was or is in any way involved with Borrower and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (c) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (d) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrower, Guarantor or any third party or parties in favor of Lender.

(b) Original Borrower, Guarantor and Additional Borrower and each of them, acknowledge and agree that they have been informed by their attorneys of, are familiar with, and hereby expressly waive the provisions of, Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

(c) Original Borrower, Guarantor and Additional Borrower and each of them acknowledge and agree that they may hereafter discover claims presently unknown or unsuspected or facts in addition to or which are different from those which they now know or believe to be true as to the matters herein released. Nevertheless, it is the intention of Original Borrower, Guarantor and Additional Borrower and each of them to fully, finally and forever release all such claims which do now or in the future may exist.

13. Authorization to File Financing Statements; Power of Attorney. Additional Borrower hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, required by Lender to establish or maintain the validity, perfection and priority of the security interests granted herein and elsewhere in the Loan Documents. For purposes of such filings, Additional Borrower agrees to furnish any information requested by Lender promptly upon request by Lender. Additional Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Agreement. Additional Borrower hereby constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full and irrevocable power and authority in the place and stead of Additional Borrower or in Additional Borrower’s own name to execute in Additional Borrower’s name any such documents and otherwise to carry out the purposes of this Section 13, to the extent that Additional Borrower’s authorization above is not sufficient. To the extent permitted by law, Additional Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

14. Incorporation. This Agreement shall form a part of each Loan Document and the Guaranty, and all references to a given Loan Document shall mean that document is hereby modified.

15. No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of Lender under the Loan Documents. Lender, for the benefit of the reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Note.

16. No Impairment. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect.

17. Purpose and Effect of Lender’s Approval. Lender’s approval of any matter in connection with the Loan shall be for the sole purpose of protecting Lender’s and any Lender’s security and rights. No such approval shall result in a waiver of any default of Additional Borrower or Guarantor. In no event shall Lender’s approval be a representation of any kind with regard to the matter being approved.

18. Disclosure to Title Company. Without notice to or the consent of Additional Borrower or Original Borrower, Lender may disclose to any title insurance company which insures any interest of Lender under the Deed of Trust (whether as primary insurer, coinsurer or reinsurer) any information, data or material in Lender’s possession relating to Additional Borrower, Original Borrower, the Loan, the property described in the Deed of Trust, the Property or any improvements situated thereon at any time.

19. Course of Dealing. Lender and Borrower hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrower or Lender directly or indirectly limit, impair or otherwise adversely affect any of Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrower under any Loan Document or any amendment to any term or condition of any Loan Document.

20. Integration; Interpretation. This Agreement contains the entire agreement of the parties with respect to the matters contemplated herein and supersedes all prior negotiations. This Agreement may be amended or modified only in a writing signed by the parties hereto. This Agreement may be executed in any number of counterparts which together shall be deemed the same instrument. If any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, then that portion shall be deemed severed and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

21. Miscellaneous. All persons signing as Original Borrower shall be jointly and severally liable, and all persons signing as Additional Borrower shall be jointly and severally liable to Lender under this Agreement. As of the Effective Date of this Agreement, this Agreement shall be one of the Loan Documents. All capitalized terms used but not defined herein shall have the meanings given in the other Loan Documents. As used herein, the word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.”

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Original Borrower, Additional Borrower and Lender have caused this Agreement to be duly executed.

LENDER:

Bank of America, N.A., a national banking association

By:	/s/ Susan E.H. Haigh
Name:	Susan E.H. Haight
Title:	Vice President

ORIGINAL BORROWER:

RIF I – DON JULIAN, LLC, a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Its:	Co-Chief Executive Officer

RIF I – LEWIS ROAD, LLC, a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Its:	Co-Chief Executive Officer

RIF I – OXNARD, LLC, a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Its:	Co-Chief Executive Officer

REXFORD BUSINESS CENTER – FULLERTON, LLC,
a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Its:	Co-Chief Executive Officer

RIF I – WALNUT, LLC, a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Its:	Co-Chief Executive Officer

RIF II – KAISER, LLC, a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Its:	Co-Chief Executive Officer

RIF III – IRWINDALE, LLC,
a California limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Its:	Co-Chief Executive Officer

ADDITIONAL BORROWER:

REXFORD INDUSTRIAL – MADERA
INDUSTRIAL, LLC, a Delaware limited liability company

By:	Rexford Industrial Realty, L.P.,
a Maryland limited partnership,
Its Managing Member

	By:	Rexford Industrial Realty, Inc.,
a Maryland corporation
Its General Partner

		By:	/s/ Howard Schwimmer
		Name:	Howard Schwimmer
		Its:	Co-Chief Executive Officer

AGREED AND ACKNOWLEDGED:

GUARANTOR:

REXFORD INDUSTRIAL REALTY, INC., a Maryland corporation,

By:	/s/ Howard Schwimmer
Name:	Howard Schwimmer
Title:	Co-Chief Executive Officer

Exhibit A to Schedule 4

Minimum Rental Rates

Building Address	Minimum Effective Rent (per square foot)
Don Julian 15241-15277 & 15317-15339 Don Julian Road	$7.56
Lewis Road 300 S. Lewis Road	$6.36
Walnut Avenue Building 1 2300-2320 E. Walnut Avenue	$7.56
Walnut Avenue Building 2 2380-2386 E. Walnut Avenue	$8.16
Walnut Avenue Building 3 2340-2358 E. Walnut Avenue	$5.76
Irwindale 15715 East Arrow Highway	$12.36
Madera 2950 N. Madera Boulevard	$5.76
Oxnard 2220-2260 Camino Del Sol	$6.96